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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2005

AMERIPRISE FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32525 (Commission File Number)	13-3180631 (IRS Employer Identification No.)
707 2nd Avenue South Minneapolis, Minnesota (Address of principal executive offices)	55474 (Zip Code)

Registrant's telephone number, including area code: (612) 671-3131

N/A
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

        Ameriprise Financial, Inc. ("the Company") furnishes herewith, as Exhibit 99.1, its Quarterly Statistical Supplement for the quarterly period ended June 30, 2005, revised to correct errors on pp. 15 and A3.

Item 8.01    Other Events.

        Attached as Exhibit 99.2 to this current report on Form 8-K is the Information Statement of the Company dated as of September 12, 2005 that will be distributed in connection with American Express Company's distribution to its stockholders of all the outstanding shares of common stock of the Company. As indicated in the Information Statement, the record date for the distribution will be September 19, 2005.

Item 9.01    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
Exhibit 99.1	Quarterly Statistical Supplement of Ameriprise Financial, Inc. for the quarterly period ended June 30, 2005—revised.
Exhibit 99.2	Information Statement of Ameriprise Financial, Inc. dated September 12, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPRISE FINANCIAL, INC. (REGISTRANT)
	By:	/s/ WALTER S. BERMAN Name: Walter S. Berman Title: Executive Vice President and Chief Financial Officer
DATE: September 16, 2005

AMERIPRISE FINANCIAL, INC.

CURRENT REPORT ON FORM 8-K

Report Dated September 16, 2005

Exhibit No.	Description
Exhibit 99.1	Quarterly Statistical Supplement of Ameriprise Financial, Inc. for the quarterly period ended June 30, 2005—revised.
Exhibit 99.2	Information Statement of Ameriprise Financial, Inc. dated September 12, 2005.

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SIGNATURE